                                                                   EXHIBIT 10.20

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of January 29, 2003 is among each of the parties named as a Borrower on the signature pages hereto (collectively, the "Borrowers"; each, individually, a "Borrower"), the financial institutions party hereto (the "Lenders") and Bank of America., N.A., for itself and as agent for the Lenders (the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement defined below.

                                R E C I T A L S:

         A. The Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2002 (the "Credit Agreement") among the Borrowers, the Agent and the Lenders.

         B. The Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement as described herein and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions contained in Section 2 herein:

                  (a) Section 13.19(a) of the Credit Agreement is hereby amended by adding a new sentence immediately after the first sentence in Section 13.19(a) to read as follows:

                           "Each of the Borrowers further agrees to be jointly
                  and severally liable in respect of all obligations and liabilities owing by Coltec Finance Ltd. (UK) to Bank and its affiliates under any and all Bank Products provided to Coltec Finance Ltd. by Bank and its affiliates."

                  (b) The definition of "ACH Transactions" set forth in Annex A to the Credit Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:

                           "ACH Transactions" means any cash management or
                  related services including the automatic clearing house transfer of funds by the Bank or its affiliates for the account of any of the Borrowers and their Subsidiaries pursuant to agreements or overdrafts.

                  (c) The definition of "Bank Products" set forth in Annex A to the Credit Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:

                           "Bank Products" means one or more of the following
                  types of services or facilities extended to any Borrower or Coltec

                  Finance Ltd. (UK) by the Bank or any affiliate of the Bank in reliance on the Bank's agreement to indemnify such affiliate:
                  (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and
                  (iv) Hedge Agreements.

                  (d) The definition of "Hedge Agreement" set forth in Annex A to the Credit Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:

                  "Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Parent's, any Borrower's or Coltec Finance Ltd. (UK)'s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

         2. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 1 above is subject to, and contingent upon, the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent and the Required Lenders, unless the same shall otherwise be waived in writing by the Agent and the Required Lenders in their sole and absolute discretion:

                  (a) the Agent and the Required Lenders party hereto shall have received duly executed counterparts of this Amendment signed by each Borrower, Agent and such Required Lenders;

                  (b) the representations and warranties of each Borrower contained herein are true and correct;

                  (c) the Agent shall have received a Reaffirmation of Guaranty from the Parent and each Subsidiary Guarantor which shall be in form and substance satisfactory to Agent; and

                  (d) the Agent shall have received a duly executed Amendment to that certain Pledge Agreement dated as of May 16, 2002 among the "Pledgors" named therein and Agent, pursuant to which Coltec Industries Inc pledges 65% of all the issued and outstanding equity securities of Coltec Finance Ltd. (U.K.) to Agent.

         3. CONDITIONS SUBSEQUENT. As a condition subsequent to this Amendment, Coltec Industries Inc agrees to deliver stock certificates and stock powers representing all equity interests pledged under Section 2(d) above within 30 days after the date of this Amendment, in form and substance satisfactory to Agent. The parties hereto agree that failure to comply with this condition subsequent shall constitute an Event of Default under the Credit Agreement.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect and each Borrower hereby ratifies and confirms all its obligations and liabilities thereunder after giving effect to this Amendment.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Agent and each Lender that: (a) this Amendment and the actions on such Borrower's part contemplated hereby have been duly approved by all requisite action on the part of such Borrower; (b) this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith have been duly executed and delivered and constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing; and (c) the execution, delivery and performance of this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith do not and will not violate or conflict with any provision of such Borrower's Articles or Certificate of Incorporation or by-laws or other constitutive documents in effect on the date hereof, or any contracts or agreements to which such Borrower is a party or by which any of its assets are bound. Each Borrower further hereby represents and warrants to the Agent and each Lender that the representations and warranties of such Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof. Each Borrower further represents and warrants to the Agent and each Lender that no Event of Default exists under any Loan Document.

         6. MISCELLANEOUS.

                  (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its rights or obligations hereunder without the prior written consent of the Agent and the Required Lenders party hereto.

                  (b) This Amendment (together with the Credit Agreement) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereto.

                  (c) No waiver and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

                  (d) Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.

                  (e) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a



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

waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (f) Each Borrower affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Credit Agreement.

                  (g) Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or before or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

                  (h) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  (i) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA.

                  (j) The Borrowers agree to pay all of the Agent's out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, the reasonable fees and expenses of outside counsel).

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                         "BORROWERS":

                                         COLTEC INDUSTRIES INC

                                         By:        /s/ Richard L. Magee
                                            ------------------------------------
                                         Name:        Richard L. Magee
                                         Title:       Vice President


                                         COLTEC INDUSTRIAL PRODUCTS LLC

                                         By:        /s/ Donald G. Pomeroy
                                            ------------------------------------
                                         Name:        Donald G. Pomeroy
                                         Title:       Vice President


                                         GARLOCK SEALING TECHNOLOGIES LLC

                                         By:        /s/ John R. Mayo
                                            ------------------------------------
                                         Name:        John R. Mayo
                                         Title:       Vice President


                                         GLACIER GARLOCK BEARINGS LLC

                                         By:        /s/ John R. Mayo
                                            ------------------------------------
                                         Name:        John R. Mayo
                                         Title:       Vice President


                                         HABER TOOL COMPANY INC

                                         By:        /s/ Richard L. Magee
                                            ------------------------------------
                                         Name:        Richard L. Magee
                                         Title:       Vice President


                                         STEMCO LLC

                                         By:        /s/ John R. Mayo
                                            ------------------------------------
                                         Name:        John R. Mayo
                                         Title:       Manager

                                         BANK OF AMERICA, N.A., as the Agent
                                         and a Lender

                                         By:        /s/ Perri H. Love
                                            ------------------------------------
                                         Name:        Perri H. Love
                                         Title:       Assistant Vice President

                                         CITICORP USA, INC., as a Lender

                                         By:        /s/ Miles D. McManus
                                            ------------------------------------
                                         Name:        Miles D. McManus
                                         Title:       Director


                                         CONGRESS FINANCIAL CORPORATION,
                                         as a Lender

                                         By:        /s/ David Stain
                                            ------------------------------------
                                         Name:        David Stain
                                         Title:       First Vice President

                        REAFFIRMATION OF PARENT GUARANTEE

                                January 29, 2003


Bank of America, N.A., as Agent
600 Peachtree Street, 5th Floor
Atlanta, GA 30308


         Please refer to (1) Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among each of the "Borrowers" named therein, the "Lenders" named therein and Bank of America, N.A., as agent for the Lenders ("Agent") and
(2) the Parent Guarantee dated May 16, 2002 (as amended, the "Guarantee") by EnPro Industries, Inc. ("Guarantor") in favor of Agent. Pursuant to the First Amendment to Credit Agreement (the "Amendment") dated as of even date herewith among Borrowers, Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

         Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.





                            [Signature Page Follows]

                                             ENPRO INDUSTRIES, INC.


                                             By:       /s/ Richard L. Magee
                                                --------------------------------
                                                     Richard L. Magee
                                             Title:  Senior Vice President

                      REAFFIRMATION OF SUBSIDIARY GUARANTEE

                                January 29, 2003


Bank of America, N.A., as Agent
600 Peachtree Street, 5th Floor
Atlanta, GA 30308


         Please refer to (1) Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among each of the "Borrowers" named therein, the "Lenders" named therein and Bank of America, N.A., as agent for the Lenders ("Agent") and
(2) the Subsidiary Guarantee dated May 16, 2002 (as amended, the "Guarantee") by each of the undersigned (each, a "Guarantor") in favor of Agent. Pursuant to the First Amendment to Credit Agreement (the "Amendment") dated as of even date herewith among Borrowers, Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

         Each Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.





                            [Signature Pages Follow]

                                         QFM SALES AND SERVICES, INC.

                                         By:        /s/ Richard L. Magee
                                            ------------------------------------
                                         Name:        Richard L. Magee
                                         Title:       Vice President


                                         COLTEC TECHNICAL SERVICES INC.

                                         By:        /s/ Richard L. Magee
                                            ------------------------------------
                                         Name:        Richard L. Magee
                                         Title:       Vice President


                                         COLTEC INTERNATIONAL SERVICES CO.

                                         By:        /s/ Richard L. Magee
                                            ------------------------------------
                                         Name:        Richard L. Magee
                                         Title:       Vice President


                                         GARRISON LITIGATION MANAGEMENT
                                         GROUP, LTD.

                                         By:        Timothy P. O'Reilly
                                            ------------------------------------
                                         Name:        Timothy P. O'Reilly
                                         Title:       President


                                         GLACIER GARLOCK BEARINGS, INC.

                                         By:        /s/ Richard L. Magee
                                            ------------------------------------
                                         Name:        Richard L. Magee
                                         Title:       Vice President

                                         GARLOCK INTERNATIONAL INC.

                                         By:        /s/ Donald G. Pomeroy
                                            ------------------------------------
                                         Name:        Donald G. Pomeroy
                                         Title:       Vice President


                                         GARLOCK OVERSEAS CORPORATION

                                         By:        /s/ Donald G. Pomeroy
                                            ------------------------------------
                                         Name:        Donald G. Pomeroy
                                         Title:       Vice President

                                PLEDGE AMENDMENT


         This Pledge Amendment, dated January 29, 2003 is delivered pursuant to
Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated May 16, 2002, among the undersigned, as a Pledgor, the other parties named therein as Pledgors, and Bank of America, N.A., as the Agent, (the "Pledge Agreement") and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.


                                             COLTEC INDUSTRIES INC


                                             By:        /s/ Richard L. Magee
                                                --------------------------------
                                             Name:        Richard L. Magee
                                             Title:       Vice President


----------------------------- -------------- ------------- ----------- ---------
Name and                                     Class         Certificate Number
Address of Pledgor            Pledged Entity of Stock      Number(s)   of Shares
----------------------------- -------------- ------------- ----------- ---------
Coltec Industries Inc         Coltec Finance Ordinary                  65
----------------------------- -------------- ------------- ----------- ---------
5605 Carnegie Blvd., Ste. 500 Company Ltd.   Shares,
----------------------------- -------------- ------------- ----------- ---------
Charlotte, NC  28209                         (pound)1 each
----------------------------- -------------- ------------- ----------- ---------



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